Exhibit 10.4

JOINDER AGREEMENT

This JOINDER AGREEMENT is made and entered into as of January 15, 2010 (this “Agreement”), by and among Universal Studios, Inc., a Delaware corporation (“USI”), Universal City Studios LLLP, a Delaware limited liability limited partnership (“UCS”), formerly known as Universal City Studios, Inc., Universal City Property Management II LLC, a Delaware limited liability company (“UniCo”), formerly known as Universal City Property Management Company II, Universal City Development Partners, Ltd., a Florida limited partnership (“UCDP Ltd.”), formerly known as Universal City Development Partners, LP (“UCDP LP”), and USI Asset Transfer LLC, a Delaware limited liability company (“UAT”).

W I T N E S S E T H

WHEREAS, the predecessors of USI, UCS, UniCo and UCDP Ltd. entered into that certain License Agreement, dated as of March 28, 2002, which License Agreement was amended by USI, UCS, UniCo and UCDP Ltd. pursuant to that certain First Amendment to the License Agreement, dated as of May 25, 2007 (as amended, the “License Agreement”);

WHEREAS, pursuant to that certain Contribution Agreement by and between USI and UAT, dated April 24, 2002 (the “Contribution Agreement”), USI, as parent of UAT, contributed to UAT certain property, including but not limited to certain intangible rights and intellectual property (the “Contributed Assets”);

WHEREAS, certain of the Contributed Assets are the same assets which previously were licensed by USI to UCDP LP and UCDP Ltd. pursuant to the License Agreement (the “USI Licensed Assets”);

WHEREAS, from and after the transfer from USI to UAT of the Contributed Assets pursuant to the Contribution Agreement, UAT, as an affiliate of USI, UniCo and UCS, has, in fact, licensed to, and/or otherwise made available for use under certain terms and conditions by, UCDP LP and UCDP Ltd., all of the USI Licensed Assets, and continues to do so; and

WHEREAS, the parties hereto now wish to formalize UAT’s previous and current treatment of the USI Licensed Assets by entering into this Agreement pursuant to which UAT will become a party to the License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, it is agreed by and among the parties hereto as follows:

1. Agreement to be Bound by License Agreement. UAT, as of the date hereof, hereby (a) agrees to be bound by the terms and conditions of the License Agreement as a licensor as if UAT were a signatory to the License Agreement, (b)

accepts and assumes all rights and obligations under the License Agreement, and (c) agrees to perform in accordance with their terms all of the obligations which are required under the License Agreement to be performed by it as a licensor.

2. Representations and Warranties. UAT represents and warrants to the other parties as follows:

(a) It has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligation under, and to consummate the transaction contemplated by, this Agreement,

(b) The making and performance of this Agreement do not and will not violate any law or regulation applicable to it, and

(c) This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3. Ratification. UAT hereby acknowledges and affirms that from and after its entry into the Contribution Agreement on April 24, 2002, it, as an affiliate of USI, UniCo and UCS, has licensed to, and/or otherwise made available for use under certain terms and conditions by, UCDP LP and UCDP Ltd., all of the USI Licensed Assets. By its signature below, UAT hereby formally enters into the License Agreement and hereby ratifies, approves and confirms all such action taken by it or its officers and/or representatives with respect to licensing or making available to UCDP LP and UCDP Ltd. all of the USI Licensed Assets from and after April 24, 2002.

4. Otherwise Unchanged. This Agreement is limited precisely as written and shall not be deemed to be an amendment or modification to any other term or condition of the License Agreement other than the joinder of UAT as a party thereto. Wherever the License Agreement is referred to therein or in any other agreements, documents or instruments, such reference shall be to the License Agreement, as modified hereby to add UAT as a party. Except as expressly and specifically provided in this Agreement, the License Agreement shall remain unchanged, and the License Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects by the parties hereto and shall remain in full force and effect.

5. Governing Law. This Agreement shall be interpreted and governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

7. Headings. The descriptive headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not affect in any way the meaning, construction or interpretation of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the day and year first above written.

UNIVERSAL STUDIOS, INC.

By:	/s/ Gabriela Kornzweig
Name:	Gabriela Kornzweig
Title:	Secretary

UNIVERSAL CITY STUDIOS LLLP

By:	/s/ Gabriela Kornzweig
Name:	Gabriela Kornzweig
Title:	Secretary

UNIVERSAL CITY PROPERTY MANAGEMENT II LLC

By:	/s/ Thomas L. Williams
Name:	Thomas L. Williams
Title:	Chairman and CEO

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

By:	UNIVERSAL CITY FLORIDA HOLDING CO. II, its General Partner

	By:	UNIVERSAL CITY PROPERTY MANAGEMENT II LLC

		By:	/s/ Thomas L. Williams
		Name:	Thomas L. Williams
		Title:	Chairman and CEO

	By:	BLACKSTONE UTP CAPITAL LLC

	By:	Blackstone UTP Capital Partners L.P., its sole member

		By:	Blackstone Media Management Associates III L.L.C., its general partner

			By:	/s/ Michael S. Chae
			Name:	Michael S. Chae
Title:

By:	BLACKSTONE UTP CAPITAL A LLC

By:	Blackstone UTP Capital Partners A L.P., its sole member

	By:	Blackstone Media Management Associates III L.L.C., its general partner

		By:	/s/ Michael S. Chae
		Name:	Michael S. Chae
Title:

By:	BLACKSTONE UTP OFFSHORE CAPITAL LLC

By:	Blackstone UTP Offshore Capital Partners L.P., its sole member

	By:	Blackstone Media Management Associates III L.L.C., its general partner

		By:	/s/ Michael S. Chae
		Name:	Michael S. Chae
Title:

By:	BLACKSTONE FAMILY MEDIA III LLC

By:	Blackstone Family Media Partnership III L.P., its sole member

	By:	Blackstone Media Management Associates III L.L.C., its general partner

		By:	/s/ Michael S. Chae
		Name:	Michael S. Chae
Title:

USI ASSET TRANSFER LLC

By:	/s/ Gabriela Kornzweig
Name:	Gabriela Kornzweig
Title:	Secretary